Pretax Net Actuarial Loss, Prior Service (Costs) and Transition Assets/(Obligations) Recognized in Accumulated Other Comprehensive Income (Loss) not Affecting Retained Earnings, Pension (Detail) (USD $)
In Thousands, unless otherwise specified
	May 31, 2014	May 31, 2013
Pension Benefits, U.S. Plans
Schedule of Net Periodic Benefit Costs and Assumptions for Defined Benefit Postretirement Plans [Line Items]
Net actuarial loss	$ (185,320)	$ (161,835)
Prior service (costs)	(997)	(1,331)
Total recognized in accumulated other comprehensive income not affecting retained earnings	(186,317)	(163,166)
Pension Benefits, Non-U.S. Plans
Schedule of Net Periodic Benefit Costs and Assumptions for Defined Benefit Postretirement Plans [Line Items]
Net actuarial loss	(52,573)	(57,882)
Prior service (costs)	(423)	(51)
Total recognized in accumulated other comprehensive income not affecting retained earnings	$ (52,996)	$ (57,933)